Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

Intcomex Inc. and Subsidiaries

Miami, Florida

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our reports dated February 17, 2006 and February 4, 2005, relating to the financial statements of Computacion Morenca Panama, which is contained in that Prospectus.

We also consent to the reference to us under the caption “Experts” in the Prospectus.

/s/ Ernst & Young

Ernst & Young

Panama, Republic of Panama

May 11, 2006

Consent of Independent Registered Public Accounting Firm

Intcomex Inc. and Subsidiaries

Miami, Florida

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our report dated January 14, 2005, relating to the financial statements of Intcomex de las Americas, S.A., which is contained in that Prospectus.

We also consent to the reference to us under the caption “Experts” in the Prospectus.

/s/ Ernst & Young

Ernst & Young

Panama, Republic of Panama

May 11, 2006

Consent of Independent Auditors

Intcomex Inc. and Subsidiaries

Miami, Florida

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our reports dated January 30, 2006 and February 9, 2005, relating to the financial statements of Intcomex S.A. de C.V., which is contained in that Prospectus.

We also consent to the reference to us under the caption “Experts” in the Prospectus.

/s/ Figueroa, Jimenez & Co.

Figueroa, Jimenez & Co., S.A. (before Peat, Marwick, Mitchell & Co. (Latin America), S.A)

San Salvador, El Salvador

May 11, 2006

Consent of Independent Auditors

Intcomex Inc. and Subsidiaries

Miami, Florida

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our report dated February 2, 2005, relating to the financial statements of Intcomex del Ecuador, S.A., which is contained in that Prospectus.

We also consent to the reference to us under the caption “Experts” in the Prospectus.

/s/ Deloitte & Touche

Deloitte & Touche

Quito, Ecuador

May 11, 2006

Consent of Independent Auditors

Intcomex Inc. and Subsidiaries

Miami, Florida

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our report dated April 1, 2004, relating to the financial statements of Intcomex Jamaica Limited, which is contained in that Prospectus.

We also consent to the reference to us under the caption “Experts” in the Prospectus.

/s/ Mair Russell Grant Thornton

Mair Russell Grant Thornton

Kingston, Jamaica

May 11, 2006

Consent of Independent Registered Public Accounting Firm

Intcomex Inc. and Subsidiaries

Miami, Florida

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our reports dated January 31, 2006 and July 22, 2005, relating to the financial statements of Centel, S.A. de C.V., which is contained in that Prospectus.

We also consent to the reference to us under the caption “Experts” in the Prospectus.

/s/ PricewaterhouseCoopers

PricewaterhouseCoopers

Mexico City D.F., Mexico

May 9, 2006

Consent of Independent Auditors

Intcomex Inc. and Subsidiaries

Miami, Florida

We consent to the use of our report dated February 20, 2004, with respect to the statements of income, stockholders’ equity and cash flows of Intcomex Costa Rica Mayorista en Equipo de Computo, S.A. for the year ended December 31, 2003, included herein and in the registration statement.

We also consent to the reference to us under the caption “Experts” in the Prospectus.

/s/ KPMG

KPMG Holding CR, S.A.

San Jose, Costa Rica

May 11, 2006